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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 17, 2008

                      Commission file numbers: 333-82084-01
                                               333-82084
     PAPERWEIGHT DEVELOPMENT CORP.                 APPLETON PAPERS INC.
(Exact Name of Registrant as Specified    (Exact Name of Registrant as Specified
           in Its Charter)                            in Its Charter)
                                   ----------

               Wisconsin                                  Delaware
    (State or Other Jurisdiction of            (State or Other Jurisdiction of
     Incorporation or Organization)             Incorporation or Organization)

              39-2014992                                 36-2556469
 (I.R.S. Employer Identification No.)       (I.R.S. Employer Identification No.)

       825 East Wisconsin Avenue,
             P.O. Box 359,
               Appleton,
               Wisconsin                                 54912-0359
(Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (920) 734-9841

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events.

On January 17, 2008, Appleton Papers Inc. (the "Company") announced that it plans to explore options to sell BemroseBooth Limited, a wholly-owned subsidiary of the Company. A copy of the Company's press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

     99.1  Press Release, dated January 18, 2008.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2008

                                                Paperweight Development Corp.


                                                By:  /s/ Angela M. Tyczkowski
                                                    ----------------------------
                                                Name:  Angela M. Tyczkowski
                                                Title: Vice President, Secretary

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2008

                                               Appleton Papers Inc.


                                               By: /s/ Angela M. Tyczkowski
                                                   -----------------------------
                                               Name:  Angela M. Tyczkowski
                                               Title: Vice President, Secretary,
                                                      General Counsel and
                                                      Chief Compliance Officer
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                                  Exhibit Index

Exhibit No.   Description
-----------   ------------------------------------------------------------------
99.1          Press Release, dated January 17, 2008.

                                                                    Exhibit 99.1

[GRAPHIC OMITTED] [Appleton Logo]

Appleton to explore sale of BemroseBooth

(Appleton, Wis., January 17, 2008) Appleton announced today that it will explore options to sell BemroseBooth, a wholly-owned subsidiary that Appleton acquired in December 2003. BemroseBooth provides business critical products with security features and specialized print management services to the transactional services, secure logistics and promotional products markets. BemroseBooth employs more than 600 people at operations in Derby, Hull and Teesside, United
Kingdom, and achieved net sales of approximately $113 million in fiscal 2006 accounting for approximately 10% of Appleton's net sales in fiscal 2006.

Appleton's chief executive officer, Mark Richards, said that Appleton intends to focus on its core businesses and will explore the sale of BemroseBooth because it no longer complements Appleton's long-term strategic direction.

About the sale process
Appleton has retained international financial advisers, William Blair & Company, to assist with the process. Appleton is evaluating the impact that a potential sale of BemroseBooth will have on Appleton's financial statements; such impact could be material in nature. Appleton said that it can offer no assurances that a transaction will occur or, if one is undertaken, its terms or timing. Appleton will provide no additional public comment about the progress or developments of this process unless its board of directors enters into a definitive sales agreement with a potential buyer.

About BemroseBooth
BemroseBooth produces security-printed vouchers and payment cards, mass transit and car parking tickets, variable data labeling, high-integrity mailing and printed calendars. The company also offers print management services, such as creative design, product sourcing and stock and logistics management, through a network of external suppliers.

About Appleton
Appleton creates product solutions through its development and use of coating formulations and applications, encapsulation technology and secure and specialized print services. Appleton produces carbonless, thermal, security and performance packaging products. Appleton, headquartered in Appleton, Wisconsin, has manufacturing operations in Wisconsin, Ohio, Pennsylvania, Massachusetts and the United Kingdom, employs approximately 3,100 people and is 100 percent employee owned. For more information visit www.appletonideas.com.

                                     (more)
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825 East Wisconsin Avenue P.O. Box 359 Appleton, WI 54912-0359 920-7349841 appletonideas.com

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Page 2, Appleton to explore sale of BemroseBooth

Notice regarding forward-looking statements
This news release contains forward-looking statements. The words "will," "believes," "anticipates," "intends," "estimates," "expects," "projects," "plans," or similar expressions are intended to identify forward-looking statements. All statements in this news release other than statements of historical fact, including statements which address Appleton's strategy, future operations, future financial position, estimated revenues, projected costs, prospects, plans and objectives of management and events or developments that Appleton expects or anticipates will occur, are forward-looking statements. All forward-looking statements speak only as of the date on which they are made. Those statements rely on assumptions concerning future events and are subject to a risks and uncertainties, many of which are outside of Appleton's control, that could cause actual results to differ materially from such statements. Those risks and uncertainties include, but are not limited to, the factors listed under the heading "Risk Factors" in Appleton's 2006 Annual Report on Form 10-K. Given these factors, you should not place undue reliance on the forward-looking statements. Forward-looking statements speak only as of the date they are made and may not be updated to reflect changes that may occur after the date they are made. Appleton disclaims any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Media Contact: Bill Van Den Brandt
               Manager, Corporate Communications
               920-991-8613
               bvandenbrandt@appletonideas.com